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                                                                   EXHIBIT i(1)i

                                Foley & Lardner
                                ATTORNEYS AT LAW


                                   CONSENT OF
                                ---------------
                                FOLEY & LARDNER
                                ---------------

      We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 18 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).


                                                     /s/ FOLEY & LARDNER
                                                     FOLEY & LARDNER


Washington, D.C.
February 14, 2001